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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 27, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On October 27, 2003, UPC Polska, Inc. ("UPC Polska") filed a first amended plan of reorganization and a related first amended disclosure statement with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") in connection with UPC Polska's pending case filed on July 7, 2003 under Chapter 11 of the United States Bankruptcy Code (Case No. 03-14358). UPC Polska is a subsidiary of UGC Europe, Inc. which in turn is a subsidiary of UnitedGlobalCom, Inc. A copy of UPC Polska's first amended disclosure statement (including the first amended plan of reorganization) filed with the U.S. Bankruptcy Court is included herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Form of first amended disclosure statement jointly proposed by the UPC Polska and UPC Polska Finance, Inc., dated October 27, 2003, together with Annex A (first amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code), incorporated by reference from the Current Report on Form 8-K filed by UPC Polska (Commission File No. 000-22877) with the Securities and Exchange Commission on October 28, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ FREDERICK G. WESTERMAN III Frederick G. Westerman III Chief Financial Officer

Date: October 28, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Form of first amended disclosure statement jointly proposed by the UPC Polska and UPC Polska Finance, Inc., dated October 27, 2003, together with Annex A (first amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code), incorporated by reference from the Current Report on Form 8-K filed by UPC Polska (Commission File No. 000-22877) with the Securities and Exchange Commission on October 28, 2003.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX